Exhibit 99.1
Press Release
FOR IMMEDIATE RELEASE

PENGUIN SOLUTIONS REPORTS Q3 FISCAL 2025 FINANCIAL RESULTS
Company raises midpoint of full-year GAAP and Non-GAAP diluted EPS outlook

Milpitas, Calif. – July 8, 2025 – Penguin Solutions, Inc. (“Penguin Solutions,” “we,” “us,” or the “Company”) (NASDAQ: PENG) today reported financial results for the third quarter of fiscal 2025.
Third Quarter Fiscal 2025 Highlights
•Net sales of $324 million, up 7.9% versus the year-ago quarter
•GAAP gross margin of 29.3%, down 30 basis points versus the year-ago quarter
•Non-GAAP gross margin of 31.7%, down 60 basis points versus the year-ago quarter
•GAAP diluted EPS of $(0.01) versus $0.10 in the year-ago quarter
•Non-GAAP diluted EPS of $0.47 versus $0.37 in the year-ago quarter

“We delivered solid third quarter results while executing against our strategic objectives,” said Mark Adams, Chief Executive Officer of Penguin Solutions. “We also strengthened our balance sheet through a refinancing after the close of Q3, and we remain focused on developing our AI software and services capabilities, expanding go-to-market resources, and driving long-term value for our stockholders.”
Quarterly Financial Results

	GAAP (1)			Non-GAAP (2)
(in thousands, except per share amounts)	Q3-25	Q2-25	Q3-24	Q3-25	Q2-25	Q3-24
Net sales:
Advanced Computing	$132,498	$200,157	$144,968	$132,498	$200,157	$144,968
Integrated Memory	130,124	105,260	91,629	130,124	105,260	91,629
Optimized LED	61,629	60,102	63,983	61,629	60,102	63,983
Total net sales	$324,251	$365,519	$300,580	$324,251	$365,519	$300,580

Gross profit	$95,083	$104,648	$88,906	$102,753	$112,408	$96,962
Operating income (loss)	9,843	18,488	11,511	38,474	49,090	33,325
Net income (loss) attributable to Penguin Solutions	2,661	8,082	5,616	31,128	33,836	20,221
Diluted earnings (loss) per share	$(0.01)	$0.09	$0.10	$0.47	$0.52	$0.37
(1)GAAP represents U.S. Generally Accepted Accounting Principles.
(2)Non-GAAP represents GAAP excluding the impact of certain activities. Further information regarding the Company’s use of non-GAAP measures and reconciliations between GAAP and non-GAAP measures are included within this press release.

Business Outlook
As of July 8, 2025, Penguin Solutions is providing the following financial outlook for fiscal year 2025:

New Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	17% YoY Growth +/-2%	—		17% YoY Growth +/-2%
Gross margin	29% +/- 0.5%	2%	(A)	31% +/- 0.5%
Operating expenses	$340 million +/- $5 million	($80) million	(B)(C)(E)	$260 million +/- $5 million
Diluted earnings per share	$0.04 +/- $0.05	$1.76	(A)(B)(C)(D)(E)(F)(G)	$1.80 +/- $0.05
Diluted shares	54 million	—		54 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Goodwill Impairment	16
(D) Loss on extinguishment of debt	3
(E) Other adjustments	16
(F) Estimated income tax effects	(11)
(G) Estimated effect of allocation of earnings to participating securities	(8)
$95

Prior Outlook	GAAP Outlook	Adjustments		Non-GAAP Outlook
Net sales	17% YoY Growth +/- 3%	—		17% YoY Growth +/- 3%
Gross margin	29% +/- 1%	2%	(A)	31% +/- 1%
Operating expenses	$336 million +/- $5 million	($71) million	(B)(C)(D)	$265 million +/- $5 million
Diluted earnings per share	-$0.02+/-$0.10	$1.62	(A)(B)(C)(D)(E)	$1.60 +/- $0.10
Diluted shares	54 million	1 million		55 million

Non-GAAP adjustments (in millions)
(A) Stock-based compensation and amortization of acquisition-related intangibles included in cost of sales	$31
(B) Stock-based compensation and amortization of acquisition-related intangibles included in R&D and SG&A	48
(C) Goodwill impairment	16
(D) Other adjustments	7
(E) Estimated income tax effects	(13)
$89
Third Quarter Fiscal 2025 Earnings Conference Call and Webcast Details
Penguin Solutions will hold a conference call and webcast to discuss the third quarter of fiscal 2025 results and related matters today, July 8, 2025, at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). Interested parties may access the call by dialing +1-833-470-1428 in the United States or +1-404-975-4839 from international locations, using the access code 305335. The earnings presentation and a live webcast of the conference call can be accessed from the Company’s investor relations website (https://ir.penguinsolutions.com/investors/default.aspx) where they will remain available for approximately one year.

Use of Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 that are not historical in nature, that are predictive or that depend upon or refer to future events or conditions. These statements may include, but are not limited to, statements concerning or regarding future events and the future financial and operating performance of Penguin Solutions; statements regarding the extent and timing of and expectations regarding Penguin Solutions’ future net sales and expenses; statements regarding Penguin Solutions’ strategic objectives and development of our services and capabilities; statements regarding long-term effective tax rates; statements regarding the business and financial outlook for fiscal year 2025 described under “Business Outlook” above; and statements regarding our liquidity.
These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “goal,” “believe,” “could,” and other words of similar meaning. Forward-looking statements provide our current expectations or forecasts of future events, circumstances, results or aspirations and are subject to a number of significant risks, uncertainties and other factors, many of which are outside of our control, including but not limited to: global business and economic conditions, including the impact on the financial condition of our customers, particularly in challenging macroeconomic environments, growth trends in technology industries (including trends and markets related to artificial intelligence), our customer markets and various geographic regions; uncertainties in the geopolitical environment; the ability to manage our cost structure; disruptions in our operations or supply chain as a result of global pandemics or otherwise; changes in trade regulations and tariffs or adverse developments in international trade relations and agreements; changes in currency exchange rates; overall information technology spending, including changes in customer spending on our products and services; appropriations for government spending; the success of our strategic initiatives including the U.S. Domestication (as defined below) and our ability to realize the anticipated benefits thereof, our rebranding and related strategy, any existing or potential collaborations and additional investments in new products and additional capacity; acquisitions of companies or technologies and the failure to successfully integrate and operate them or customers’ negative reactions to them; issues, delays or complications in integrating the operations of Stratus Technologies; failure to achieve the intended benefits of the sale of SMART Brazil and its business; the impact of and expected timing of winding down the manufacturing and discontinuing the sale of products offered through our Penguin Edge business; limitations on or changes in the availability of supply of materials and components; fluctuations in material costs; the temporary or volatile nature of pricing trends in memory or elsewhere; deterioration in customer relationships; our dependence on a select number of customers, and the timing and volume of customer orders and renewals; the impact of customer churn rates, including discounting and churn of significant customers from whom we derive a significant percent of our revenue; production or manufacturing difficulties; competitive factors; technological changes; difficulties with, or delays in, the introduction of new products; slowing or contraction of growth in the memory market, LED market or other markets in which we participate; changes to applicable tax regimes or rates; changes to the valuation allowance for our deferred tax assets, including any potential inability to realize these assets in the future; prices for the end products of our customers; strikes or labor disputes; deterioration in or loss of relations with any of our limited number of key vendors; the inability to maintain or expand government business; and the continuing availability of borrowings under revolving lines of credit or other debt arrangements and our ability to raise capital through debt or equity financings.
These and other risks, uncertainties and factors are described in greater detail under the sections titled “Risk Factors,” “Critical Accounting Estimates,” “Results of Operations,” “Quantitative and Qualitative Disclosures About Market Risk” and “Liquidity and Capital Resources” contained in the Annual Report on Form 10-K for the fiscal year ended August 30, 2024 filed prior to the U.S. Domestication by our predecessor Penguin Solutions Cayman (as defined below), as updated by the risk factors contained in our Quarterly Reports on Form 10-Q and in our other filings with the U.S. Securities and Exchange Commission (the “SEC”). Such risks, uncertainties and factors as outlined above and in such filings could cause our actual results to be materially different from such forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. Any forward-looking statements that we make in this press release speak only as of the date of this press release. Except as required by law, we do not undertake to update the forward-looking statements contained in this press release to reflect the impact of circumstances or events that may arise after the date that the forward-looking statements were made.
Statement Regarding Use of Non-GAAP Financial Measures
This press release and the accompanying tables contain the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP effective tax rate, non-GAAP net income, non-GAAP weighted-average shares outstanding, non-GAAP diluted earnings per share and adjusted EBITDA. Penguin Solutions’ management uses these non-GAAP measures to supplement Penguin Solutions’ financial results under GAAP. Management uses these measures to analyze its operations and make decisions as to future operational plans and believes that this supplemental non-GAAP information is useful to investors in analyzing and assessing the Company’s past and future operating performance. These non-GAAP measures exclude certain items, such as share-based compensation expense; amortization of acquisition-related intangible assets (consisting of amortization of developed technology, customer relationships and trademarks/trade names acquired in connection with business combinations); cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; restructuring charges; impairment of goodwill; changes in the fair value of contingent consideration; (gains) losses from changes in foreign currency exchange rates; amortization of debt issuance costs; (gain) loss on extinguishment or prepayment of debt; other infrequent or unusual items and related tax effects and other tax adjustments. While amortization of acquisition-related intangible assets is excluded, the revenues from acquired companies are reflected in the Company’s non-GAAP measures and these intangible assets contribute to revenue generation. Management believes the presentation of operating results that exclude certain items provides useful supplemental information to investors and facilitates the analysis of the Company’s core operating results and comparison of operating results across reporting periods. Management also uses adjusted EBITDA, which represents GAAP net income (loss), adjusted for net interest expense; income tax provision (benefit); depreciation expense and amortization of intangible assets; share-based compensation expense; cost of sales-related restructuring; diligence, acquisition and integration expense; redomiciliation costs; impairment of goodwill; restructuring charges; loss on extinguishment of debt and other infrequent or unusual items.
In the third quarter of fiscal 2025, for our non-GAAP reporting, we reduced our long-term projected non-GAAP effective tax rate from 28% to 25%, which includes the tax impact of pre-tax non-GAAP adjustments and reflects currently available information as well as other factors and assumptions. This reduction was due to changes in the geographic earnings mix. While we expect to use this normalized non-GAAP effective tax rate through fiscal 2025, this long-term non-GAAP effective tax rate may be subject to change for a variety of reasons, including the rapidly evolving global tax environment, significant changes in our geographic earnings mix or changes to our strategy or business operations. Our GAAP effective tax rate can vary significantly from quarter to quarter based on a variety of factors, including, but not limited to, discrete items which are recorded in the period they occur, the tax effects of certain items of income or expense, significant changes in our geographic earnings mix or changes to our strategy or business operations. We are unable to predict the timing and amounts of these items, which could significantly impact our GAAP effective tax rate, and therefore we are unable to reconcile our forward-looking non-GAAP effective tax rate measure to our GAAP effective tax rate.
Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP, as they exclude important information about Penguin Solutions’ financial results, as noted above. The presentation of these adjusted amounts varies from amounts presented in accordance with GAAP and therefore may not be comparable to amounts reported by other companies. In addition, adjusted EBITDA does not purport to represent cash flow provided by, or used for, operating activities in accordance with GAAP and should not be used as a measure of liquidity. Investors are encouraged to review the “Reconciliation of GAAP to Non-GAAP Measures” tables below.

Explanatory Note

Subsequent to the end of the third quarter, on June 30, 2025, we completed the redomiciliation of the parent company of our corporate group, Penguin Solutions, Inc., a Cayman Islands exempted company (“Penguin

Solutions Cayman”), from the Cayman Islands to the State of Delaware in the United States, resulting in Penguin Solutions, Inc., a Delaware corporation (“Penguin Solutions Delaware”), becoming our publicly traded parent company (the “U.S. Domestication”). Penguin Solutions Delaware is the successor issuer to Penguin Solutions Cayman. The U.S. Domestication was approved by the shareholders of Penguin Solutions Cayman and effected via a court-sanctioned scheme of arrangement under Cayman Islands law, pursuant to which each ordinary share of Penguin Solutions Cayman was exchanged for one share of common stock of Penguin Solutions Delaware, and each convertible preferred share of Penguin Solutions Cayman was exchanged for one share of convertible preferred stock of Penguin Solutions Delaware. Additional information about the U.S. Domestication was included in Penguin Solutions Cayman’s definitive proxy statement on Schedule 14A, filed with the SEC on April 2, 2025.
As used in this press release, unless stated otherwise or the context requires otherwise, the terms “Penguin Solutions,” “Company,” “we,” “our,” “us” or similar terms (i) for periods prior to the consummation of the U.S. Domestication, refer to Penguin Solutions Cayman and its consolidated subsidiaries and (ii) for periods at or after the consummation of the U.S. Domestication, refer to Penguin Solutions Delaware and its consolidated subsidiaries. Throughout this press release, we refer to our equity securities (i) for periods prior to the consummation of the U.S. Domestication, as ordinary shares and/or convertible preferred shares and (ii) for periods at or after the consummation of the U.S. Domestication, as shares of common stock and/or shares of convertible preferred stock.

About Penguin Solutions
The most exciting technological advancements are also the most challenging for companies to adopt. At Penguin Solutions, we support our customers in achieving their ambitions across our Advanced Computing, Integrated Memory, and Optimized LED lines of business. With our expert skills, experience, and partnerships, we turn our customers’ most complex challenges into compelling opportunities.
For more information, visit www.penguinsolutions.com.

Penguin Solutions, Inc.
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 30, 2025	February 28, 2025	May 31, 2024	May 30, 2025	May 31, 2024
Net sales:
Advanced Computing	$132,498	$200,157	$144,968	$510,081	$405,197
Integrated Memory	130,124	105,260	91,629	332,090	260,594
Optimized LED	61,629	60,102	63,983	188,701	193,857
Total net sales	324,251	365,519	300,580	1,030,872	859,648
Cost of sales	229,168	260,871	211,674	733,329	605,958
Gross profit	95,083	104,648	88,906	297,543	253,690

Operating expenses:
Research and development	20,222	19,907	19,681	59,940	61,596
Selling, general and administrative	59,724	59,315	57,249	179,575	175,851
Impairment of goodwill	5,294	6,079	—	11,373	—
Other operating expense	—	859	465	968	6,739
Total operating expenses	85,240	86,160	77,395	251,856	244,186
Operating income	9,843	18,488	11,511	45,687	9,504

Non-operating (income) expense:
Interest expense, net	573	2,183	6,167	7,152	22,975
Other non-operating (income) expense	(1,439)	(209)	441	(1,012)	113
Total non-operating (income) expense	(866)	1,974	6,608	6,140	23,088
Income (loss) before taxes	10,709	16,514	4,903	39,547	(13,584)

Income tax provision	7,259	7,643	(1,323)	21,262	4,409
Net income (loss) from continuing operations	3,450	8,871	6,226	18,285	(17,993)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss)	3,450	8,871	6,226	18,285	(26,141)
Net income attributable to noncontrolling interest	789	789	610	2,325	1,784
Net income (loss) attributable to Penguin Solutions	2,661	8,082	5,616	15,960	(27,925)

Preferred share dividends	3,033	2,600	—	5,633	—
Income available for distribution	(372)	5,482	5,616	10,327	(27,925)
Income allocated to participating securities	—	482	—	678	—
Net income (loss) available to ordinary shareholders	$(372)	$5,000	$5,616	$9,649	$(27,925)

Basic earnings (loss) per share:
Continuing operations	$(0.01)	$0.09	$0.11	$0.18	$(0.38)
Discontinued operations	—	—	—	—	(0.15)
	$(0.01)	$0.09	$0.11	$0.18	$(0.53)

Diluted earnings (loss) per share:
Continuing operations	$(0.01)	$0.09	$0.10	$0.18	$(0.38)
Discontinued operations	—	—	—	—	(0.15)
	$(0.01)	$0.09	$0.10	$0.18	$(0.53)

Shares used in per share calculations:
Basic	53,130	53,454	52,570	53,355	52,219
Diluted	53,738	54,384	54,283	54,336	52,219

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except percentages)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 30, 2025	February 28, 2025	May 31, 2024	May 30, 2025	May 31, 2024
GAAP gross profit	$95,083	$104,648	$88,906	$297,543	$253,690
Share-based compensation expense	1,393	1,776	1,760	4,812	5,266
Amortization of acquisition-related intangibles	5,908	5,907	5,909	17,724	17,747
Cost of sales-related restructuring	369	77	387	404	1,271
Other	—	—	—	(200)	—
Non-GAAP gross profit	$102,753	$112,408	$96,962	$320,283	$277,974

GAAP gross margin	29.3%	28.6%	29.6%	28.9%	29.5%
Effect of adjustments	2.4%	2.2%	2.7%	2.2%	2.8%
Non-GAAP gross margin	31.7%	30.8%	32.3%	31.1%	32.3%

GAAP operating expenses	$85,240	$86,160	$77,395	$251,856	$244,186
Share-based compensation expense	(8,858)	(9,804)	(9,432)	(28,550)	(27,535)
Amortization of acquisition-related intangibles	(2,531)	(2,932)	(3,857)	(9,309)	(11,778)
Diligence, acquisition and integration expense	(296)	(567)	(4)	(1,696)	(6,678)
Redomiciliation costs (1)	(3,702)	(2,359)	—	(7,304)	—
Impairment of goodwill	(5,294)	(6,079)	—	(11,373)	—
Restructuring charges	—	(859)	(465)	(968)	(6,739)
Other (1)	(280)	(242)	—	(855)	—
Non-GAAP operating expenses	$64,279	$63,318	$63,637	$191,801	$191,456

GAAP operating income	$9,843	$18,488	$11,511	$45,687	$9,504
Share-based compensation expense	10,251	11,580	11,192	33,362	32,801
Amortization of acquisition-related intangibles	8,439	8,839	9,766	27,033	29,525
Cost of sales-related restructuring	369	77	387	404	1,271
Diligence, acquisition and integration expense	296	567	4	1,696	6,678
Redomiciliation costs (1)	3,702	2,359	—	7,304	—
Impairment of goodwill	5,294	6,079	—	11,373	—
Restructuring charges	—	859	465	968	6,739
Other (1)	280	242	—	655	—
Non-GAAP operating income	$38,474	$49,090	$33,325	$128,482	$86,518
(1) In the second quarter of fiscal 2025 we began breaking out redomiciliation costs from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 30, 2025	February 28, 2025	May 31, 2024	May 30, 2025	May 31, 2024
GAAP net income (loss) attributable to Penguin Solutions	$2,661	$8,082	$5,616	$15,960	$(19,777)
Share-based compensation expense	10,251	11,580	11,192	33,362	32,801
Amortization of acquisition-related intangibles	8,439	8,839	9,766	27,033	29,525
Cost of sales-related restructuring	369	77	387	404	1,271
Diligence, acquisition and integration expense	296	567	4	1,696	6,678
Redomiciliation costs (1)	3,702	2,359	—	7,304	—
Impairment of goodwill	5,294	6,079	—	11,373	—
Restructuring charges	—	859	465	968	6,739
Amortization of debt issuance costs	916	950	817	2,819	2,827
Loss (gain) on extinguishment or prepayment of debt	—	—	792	—	1,117
Foreign currency (gains) losses	(1,134)	24	606	(82)	242
Other (1)	280	242	—	655	—
Income tax effects	54	(5,822)	(9,424)	(10,010)	(14,523)
Non-GAAP net income attributable to Penguin Solutions	31,128	33,836	20,221	91,482	46,900

Preferred share dividends	3,033	2,600	—	5,633	—
Non-GAAP income available for distribution	28,095	31,236	20,221	85,849	50,108
Income allocated to participating securities	2,863	2,706	—	5,545	—
Non-GAAP net income available to ordinary shareholders	$25,232	$28,530	$20,221	$80,304	$50,108

Weighted-average shares outstanding - Diluted:
GAAP weighted-average shares outstanding	53,738	54,384	54,283	54,336	52,219
Adjustment for dilutive securities and capped calls	—	—	(333)	—	1,216
Non-GAAP weighted-average shares outstanding	53,738	54,384	53,950	54,336	53,435

Diluted earnings (loss) per share from continuing operations:
GAAP diluted earnings (loss) per share	$(0.01)	$0.09	$0.10	$0.18	$(0.38)
Effect of adjustments	0.48	0.43	0.27	1.30	1.26
Non-GAAP diluted earnings per share	$0.47	$0.52	$0.37	$1.48	$0.88

Net income (loss) attributable to Penguin Solutions	$2,661	$8,082	$5,616	$15,960	$(19,777)
Interest expense, net	573	2,183	6,167	7,152	22,975
Income tax provision (benefit)	7,259	7,643	(1,323)	21,262	4,409
Depreciation expense and amortization of intangible assets	14,012	14,037	15,525	43,010	50,335
Share-based compensation expense	10,251	11,580	11,192	33,362	32,801
Cost of sales-related restructuring	369	77	387	404	1,271
Diligence, acquisition and integration expense	296	567	4	1,696	6,678
Redomiciliation costs (1)	3,702	2,359	—	7,304	—
Impairment of goodwill	5,294	6,079	—	11,373	—
Restructuring charges	—	859	465	968	6,739
Loss on extinguishment of debt	—	—	792	—	1,117
Other (1)	280	242	—	655	—
Adjusted EBITDA	$44,697	$53,708	$38,825	$143,146	$106,548
(1) In the second quarter of fiscal 2025 we began breaking out redomiciliation costs from “Other.” All periods presented have been adjusted to reflect this change.

Penguin Solutions, Inc.
Consolidated Balance Sheets
(In thousands)
(Unaudited)

As of	May 30, 2025	August 30, 2024
Assets
Cash and cash equivalents	$709,871	$383,147
Short-term investments	25,676	6,337
Accounts receivable, net	292,504	251,743
Inventories	184,348	151,213
Other current assets	37,497	75,264
Total current assets	1,249,896	867,704
Property and equipment, net	93,882	106,548
Operating lease right-of-use assets	61,850	60,349
Intangible assets, net	95,130	121,454
Goodwill	150,585	161,958
Deferred tax assets	83,872	85,078
Other noncurrent assets	67,567	71,415
Total assets	$1,802,782	$1,474,506

Liabilities and Equity
Accounts payable and accrued expenses	$310,572	$219,090
Current debt	19,916	—
Deferred revenue	101,374	63,954
Other current liabilities	44,882	44,552
Total current liabilities	476,744	327,596
Long-term debt	639,562	657,347
Noncurrent operating lease liabilities	63,650	60,542
Other noncurrent liabilities	27,903	29,813
Total liabilities	1,207,859	1,075,298

Commitments and contingencies

Penguin Solutions shareholders’ equity:
Ordinary shares	1,869	1,807
Preferred shares	6	—
Additional paid-in capital	745,557	513,335
Retained earnings	40,312	29,985
Treasury shares	(202,996)	(153,756)
Accumulated other comprehensive income	23	10
Total Penguin Solutions shareholders’ equity	584,771	391,381
Noncontrolling interest in subsidiary	10,152	7,827
Total equity	594,923	399,208
Total liabilities and equity	$1,802,782	$1,474,506

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 30, 2025	February 28, 2025	May 31, 2024	May 30, 2025	May 31, 2024
Cash flows from operating activities
Net income (loss)	$3,450	$8,871	$6,226	$18,285	$(26,141)
Net loss from discontinued operations	—	—	—	—	(8,148)
Net income (loss) from continuing operations	3,450	8,871	6,226	18,285	(17,993)
Adjustments to reconcile net income (loss) from continuing operations to cash provided by (used for) operating activities
Depreciation expense and amortization of intangible assets	14,012	14,037	15,525	43,010	50,335
Amortization of debt issuance costs	917	950	817	2,820	2,827
Share-based compensation expense	10,251	11,580	11,192	33,362	32,801
Impairment of goodwill	5,294	6,079	—	11,373	—
Loss on extinguishment or prepayment of debt	—	—	792	—	1,117
Deferred income taxes, net	959	(48)	(3,840)	1,122	(3,646)
Other	(1,041)	(716)	(3,228)	(2,469)	(2,772)
Changes in operating assets and liabilities:
Accounts receivable	37,880	(54,755)	(42,124)	(40,760)	7,406
Inventories	15,389	47,215	(4,535)	(30,776)	(2,321)
Other assets	(1,979)	15,015	15,424	13,741	(5,703)
Accounts payable and accrued expenses and other liabilities	11,788	24,649	83,632	133,908	84,626
Payment of acquisition-related contingent consideration	—	—	—	—	(29,000)
Net cash provided by operating activities from continuing operations	96,920	72,877	79,881	183,616	117,677
Net cash used for operating activities from discontinued operations	(4,099)	—	(101)	(4,099)	(28,336)
Net cash provided by operating activities	92,821	72,877	79,780	179,517	89,341

Cash flows from investing activities
Capital expenditures and deposits on equipment	(1,916)	(2,335)	(3,777)	(6,087)	(13,629)
Proceeds from maturities of investment securities	12,650	11,055	9,915	27,485	31,870
Purchases of held-to-maturity investment securities	(12,733)	(12,671)	—	(46,127)	(19,503)
Purchases of non-marketable investments	—	—	(1,000)	—	(1,000)
Other	(474)	(398)	(518)	(1,015)	(1,264)
Net cash used for investing activities from continuing operations	(2,473)	(4,349)	4,620	(25,744)	(3,526)
Net cash provided by investing activities from discontinued operations	28,350	—	451	28,350	119,389
Net cash provided by (used for) investing activities	$25,877	$(4,349)	$5,071	$2,606	$115,863

Penguin Solutions, Inc.
Consolidated Statements of Cash Flows, Continued
(In thousands)
(Unaudited)

	Three Months Ended			Nine Months Ended
	May 30, 2025	February 28, 2025	May 31, 2024	May 30, 2025	May 31, 2024
Cash flows from financing activities
Proceeds from issuance of convertible preferred shares, net of issuance costs	$—	$191,182	$—	$191,182	$—
Repayments of debt	—	—	(75,000)	—	(126,634)
Payment of acquisition-related contingent consideration	—	—	—	—	(21,000)
Payments to acquire ordinary shares	(31,645)	(6,472)	(2,129)	(49,240)	(17,991)
Payment of preferred share cash dividends	(2,867)	(2,233)	—	(5,100)	—
Distribution to noncontrolling interest	—	—	—	—	(1,470)
Proceeds from issuance of ordinary shares	4,003	382	3,817	7,745	8,064
Other	—	—	(1)	—	(584)
Net cash used for financing activities from continuing operations	(30,509)	182,859	(73,313)	144,587	(159,615)
Net cash used for financing activities from discontinued operations	—	—	—	—	(606)
Net cash used for financing activities	(30,509)	182,859	(73,313)	144,587	(160,221)

Effect of changes in currency exchange rates	—	—	(76)	—	(1,256)
Net increase in cash, cash equivalents and restricted cash	88,189	251,387	11,462	326,710	43,727
Cash, cash equivalents and restricted cash at beginning of period	621,998	370,611	442,329	383,477	410,064
Cash, cash equivalents and restricted cash at end of period	$710,187	$621,998	$453,791	$710,187	$453,791

Investor Contact:	PR Contact:
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Corporate Communications
+1-510-360-8596	1-602-330-6846
ir@penguinsolutions.com	pr@penguinsolutions.com